UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Siebert Financial Corp.

 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com.

Your **Vote** Counts!

SIEBERT FINANCIAL CORP.

2025 Annual Meeting

Vote by November 17, 2025

11:59 PM ET

Siebert

SIEBERT FINANCIAL CORP.
6201 15TH AVENUE
C/O AMERICAN STOCK TRANSFER
BROOKLYN, NY 11219

You invested in SIEBERT FINANCIAL CORP. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on November 18, 2025.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 04, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

November 18, 2025

1:00 PM EDT

Virtually at:
www.virtualshareholdermeeting.com/SIEB2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

	Voting Items	Board Recommends
1.	To elect seven (7) directors. **Nominees:** 01) Gloria E. Gebbia 02) John J. Gebbia 03) Charles A. Zabatta 04) Francis V. Cuttita 05) Andrew H. Reich 06) Lewis W. Solimene, Jr 07) Hocheol Shin	For
2.	To approve an amendment to the Company's 2021 Equity Incentive Plan to increase the number of shares of the Company's common stock available and reserved for issuance thereunder to 5,000,000 shares of common stock, subject to certain conditions.	For
3.	Advisory vote to approve named executive compensation.	For
4.	To ratify the appointment of Crowe LLP as our independent registered public accounting firm for fiscal 2025.	For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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